Exhibit 9(i) under Form N-1A
                                    Exhibit 10 under Item 601/Reg. S-K



                         AMENDED AND RESTATED
                    SHAREHOLDER SERVICES AGREEMENT


       THIS AGREEMENT, amended and restated as of the first day of September, 1995, (originally made and enterered into as of the first day of March, 1994), by and between those investment companies listed on Exhibit 1, as may be amended from time to time, having their principal office and place of business at Federated Investors Tower, Pittsburgh, PA 15222-3779 and who have approved this form of Agreement (individually referred to herein as a "Fund" and collectively as "Funds") and Federated Shareholder Services, a Delaware business trust, having its principal office and place of business at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 ("FSS").

1. The Funds hereby appoint FSS to render or cause to be rendered personal services to shareholders of the Funds and/or the maintenance of accounts of shareholders of the Funds ("Services"). In addition to providing Services directly to shareholders of the Funds, FSS is hereby appointed the Funds' agent to select, negotiate and subcontract for the performance of Services. FSS hereby accepts such appointments. FSS agrees to provide or cause to be provided Services which, in its best judgment (subject to supervision and control of the Funds' Boards of Trustees or Directors, as applicable), are necessary or desirable for shareholders of the Funds. FSS further agrees to provide the Funds, upon request, a written description of the Services which FSS is providing hereunder.

2. During the term of this Agreement, each Fund will pay FSS and FSS agrees to accept as full compensation for its services rendered hereunder a fee at an annual rate, calculated daily and payable monthly, up to 0.25% of 1% of average net assets of each Fund.

         For the payment period in which this Agreement becomes effective or terminates with respect to any Fund, there shall be an appropriate proration of the monthly fee on the basis of the number of days that this Agreement is in effect with respect to such Fund during the month.

3. This Agreement shall continue in effect for one year from the date of its execution, and thereafter for successive periods of one year only if the form of this Agreement is approved at least annually by the Board of each Fund, including a majority of the members of the Board of the Fund who are not interested persons of the Fund ("Independent Board Members") cast in person at a meeting called for that purpose.

4. Notwithstanding paragraph 3, this Agreement may be terminated as follows:

(a) at any time, without the payment of any penalty, by the vote of a majority of the Independent Board Members of any Fund or by a vote of a majority of the outstanding voting securities of any Fund as defined in the Investment Company Act of 1940 on sixty
     (60) days' written notice to the parties to this Agreement;

(b) automatically in the event of the Agreement's assignment as defined in the Investment Company Act of 1940; and

(c) by any party to the Agreement without cause by giving the other party at least sixty (60) days' written notice of its intention to terminate.

5. FSS agrees to obtain any taxpayer identification number certification from each shareholder of the Funds to which it provides Services that is required under Section 3406 of the Internal Revenue Code, and any applicable Treasury regulations, and to provide each Fund or its designee with timely written notice of any failure to obtain such taxpayer identification number certification in order to enable the implementation of any required backup withholding.

6. FSS shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. FSS shall be entitled to rely on and may act upon advice of counsel (who may be counsel for such Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Any person, even though also an officer, trustee, partner, employee or agent of FSS, who may be or become a member of such Fund's Board, officer, employee or agent of any Fund, shall be deemed, when rendering services to such Fund or acting on any business of such Fund (other than services or business in connection with the duties of FSS hereunder) to be rendering such services to or acting solely for such Fund and not as an officer, trustee, partner, employee or agent or one under the control or direction of FSS even though paid by FSS.

         This Section 6 shall survive termination of this Agreement.

7. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.

8. FSS is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust of each Fund that is a Massachusetts business trust and agrees that the obligations assumed by each such Fund pursuant to this Agreement shall be limited in any case to such Fund and its assets and that FSS shall not seek satisfaction of any such obligations from the shareholders of such Fund, the Trustees, Officers, Employees or Agents of such Fund, or any of them.

9. The execution and delivery of this Agreement have been authorized by the Trustees of FSS and signed by an authorized officer of FSS, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, and the obligations of this Agreement are not binding upon any of the Trustees or shareholders of FSS, but bind only the trust property of FSS as provided in the Declaration of Trust of FSS.

10. Notices of any kind to be given hereunder shall be in writing (including facsimile communication) and shall be duly given if delivered to any Fund and to such Fund at the following address: Federated Investors Tower, Pittsburgh, PA 15222-3779, Attention: President and if delivered to FSS at Federated Investors Tower, Pittsburgh, PA 15222-3779,
         Attention: President.

11. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject hereof whether oral or written. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Sections 3 and 4, hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Pennsylvania law; provided, however, that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940 or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

12. This Agreement may be executed by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

13. This Agreement shall not be assigned by any party without the prior written consent of FSS in the case of assignment by any Fund, or of the Funds in the case of assignment by FSS, except that any party may assign to a successor all of or a substantial portion of its business to a party controlling, controlled by, or under common control with such party. Nothing in this Section 14 shall prevent FSS from delegating its responsibilities to another entity to the extent provided herein.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                                 Investment Companies (listed on Exhibit 1)


Attest:  /S/JOHN W. MCGONIGLE         By:   /S/ JOHN F. DONAHUE
         John W. McGonigle                John F. Donahue
         Secretary                          Chairman

                                      Federated Shareholder Services


Attest:  /S/ JOSEPH M HUBER           By:   /S/ JOHN W. MCGONIGLE
         Secretary                          President

                          Exhibit 1 Exhibit 1

          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT
                   AUTOMATED GOVERNMENT MONEY TRUST
                       CASH TRUST SERIES, INC.:
                        Government Cash Series
                         Municipal Cash Series
                           Prime Cash Series
                         Treasury Cash Series
         FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
                 FEDERATED AMERICAN LEADERS FUND, INC.
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class F Shares
                          FEDERATED ARMS FUND
                     Institutional Service Shares
                         Institutional Shares
                        FEDERATED EQUITY FUNDS:
                   Federated Aggressive Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Capital Appreciation Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                   Federated Growth Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated Small Cap Strategies Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares

          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT
                  FEDERATED EQUITY INCOME FUND, INC.
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class F Shares
          FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES, INC.
                            Class A Shares
                            Class B Shares
                            Class C Shares
                         FEDERATED GNMA TRUST
                     Institutional Service Shares
                         Institutional Shares
             FEDERATED GOVERNMENT INCOME SECURITIES, INC.
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class F Shares
                      FEDERATED GOVERNMENT TRUST"
                  Automated Government Cash Reserves
                   Automated Treasury Cash Reserves
                      U.S. Treasury Cash Reserves
                     Institutional Service Shares
                         Institutional Shares
                 FEDERATED HIGH INCOME BOND FUND, INC.
                            Class A Shares
                            Class B Shares
                            Class C Shares
                      FEDERATED HIGH YIELD TRUST
                  FEDERATED INCOME SECURITIES TRUST:
                   Federated Short-Term Income Fund
                     Institutional Service Shares
                         Institutional Shares
                  Federated Intermediate Income Fund
                     Institutional Service Shares
                         Institutional Shares
          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT
                        Federated Income Trust
                     Institutional Service Shares
                         Institutional Shares
                        FEDERATED INDEX TRUST:
                        Federated Max-Cap Fund
                            Class C Shares
                     Institutional Service Shares
                         Institutional Shares
                        Federated Mid-Cap Fund
                        Federated Mini-Cap Fund
                            Class C shares
                         Institutional Shares
                    FEDERATED INSTITUTIONAL TRUST:
          Federated Institutional Short-Term Government Fund
                      FEDERATED INVESTMENT TRUST:
                       Federated Bond Index Fund
                         Institutional Shares
                     Institutional Service Shares
                        Federated Master Trust
             FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC.
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class F Shares
               FEDERATED MUNICIPAL SECURITIES FUND, INC.
                            Class A Shares
                            Class B Shares
                            Class C Shares

          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT
                      FEDERATED MUNICIPAL TRUST:
                     Alabama Municipal Cash Trust
                    California Municipal Cash Trust
                     Institutional Service Shares
                         Institutional Shares
                   Connecticut Municipal Cash Trust
                     Institutional Service Shares
                     Florida Municipal Cash Trust
                            Cash II Shares
                         Institutional Shares
                     Georgia Municipal Cash Trust
                     Maryland Municipal Cash Trust
                  Massachusetts Municipal Cash Trust
                     Institutional Service Shares
                       Boston 1784 Funds Shares
                     Michigan Municipal Cash Trust
                     Institutional Service Shares
                         Institutional Shares
                    Minnesota Municipal Cash Trust
                          Cash Series Shares
                         Institutional Shares
                    New Jersey Municipal Cash Trust
                     Institutional Service Shares
                         Institutional Shares
                     New York Municipal Cash Trust
                            Cash II Shares
                     Institutional Service Shares
                  North Carolina Municipal Cash Trust
                       Ohio Municipal Cash Trust
                            Cash II Shares
                         Institutional Shares
                     Institutional Service Shares



          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT

                   Pennsylvania Municipal Cash Trust
                          Cash Series Shares
                     Institutional Service Shares
                         Institutional Shares
                    Tennessee Municipal Cash Trust
                         Institutional Shares
                     Institutional Service Shares
                     Virginia Municipal Cash Trust
                     Institutional Service Shares
                         Institutional Shares
                 FEDERATED SHORT-TERM MUNICIPAL TRUST
                     Institutional Service Shares
                         Institutional Shares
              FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST
                  FEDERATED STOCK AND BOND FUND, INC.
                            Class A Shares
                            Class B Shares
                            Class C Shares
                         FEDERATED STOCK TRUST
                       FEDERATED TAX-FREE TRUST
          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT
                  FEDERATED U.S. GOVERNMENT BOND FUND
         FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS
                     Institutional Service Shares
                         Institutional Shares
         FEDERATED U.S. GOVERNMENT SECURITIES FUND: 2-5 YEARS
                     Institutional Service Shares
                         Institutional Shares
        FEDERATED U. S. GOVERNMENT SECURITIES FUND: 5-10 YEARS
                     Institutional Service Shares
                         Institutional Shares



          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT

                    FIXED INCOME SECURITIES, INC.:
                      Federated Limited Term Fund
                            Class A Shares
                            Class F Shares
                 Federated Limited Term Municipal Fund
                            Class A Shares
                            Class F Shares
                    Federated Strategic Income Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class F Shares
                 FEDERATED TOTAL RETURN SERIES, INC.:
              Federated Limited Duration Government Fund
                         Institutional Shares
                     Institutional Service Shares
                   Federated Total Return Bond Fund
                         Institutional Shares
                     Institutional Service Shares
                Federated Total Return Government Fund
                         Institutional Shares
                     Institutional Service Shares
             Federated Total Return Limited Duration Fund
                         Institutional Shares
                     Institutional Service Shares
                     FEDERATED UTILITY FUND, INC.
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class F Shares
                     INTERMEDIATE MUNICIPAL TRUST:
                Federated Intermediate Municipal Trust
              Federated Ohio Intermediate Municipal Trust
          Federated Pennsylvania Intermediate Municipal Trust
          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT
                      INTERNATIONAL SERIES, INC.:
                  Federated International Equity Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                  Federated International Income Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                    INVESTMENT SERIES FUNDS, INC.:
                          Federated Bond Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class F Shares
            EDWARD D. JONES & CO. DAILY PASSPORT CASH TRUST
                   LIBERTY TERM TRUST, INC. -- 1999
              LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST
                            Class A Shares
                            Class B Shares
                           LIQUID CASH TRUST
                         MANAGED SERIES TRUST:
                   Federated Aggressive Growth Fund
                         Institutional Shares
                             Select Shares
               Federated Managed Growth and Income Fund
                         Institutional Shares
                             Select Shares
                     Federated Managed Growth Fund
                         Institutional Shares
                             Select Shares
                     Federated Managed Income Fund
                         Institutional Shares
                             Select Shares
                     MONEY MARKET MANAGEMENT, INC.
          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT
                    MONEY MARKET OBLIGATIONS TRUST:
                    Automated Cash Management Trust
                            Cash II Shares
                         Institutional Shares
                      Government Obligations Fund
                         Institutional Shares
                     Institutional Service Shares
                Government Obligations Tax-Managed Fund
                         Institutional Shares
                     Institutional Service Shares
                        Prime Obligations Fund
                         Institutional Shares
                     Institutional Service Shares
                       Tax-Free Obligations Fund
                         Institutional Shares
                     Institutional Service Shares
                       Treasury Obligations Fund
                     Institutional Capital Shares
                         Institutional Shares
                     Institutional Service Shares
                  MONEY MARKET OBLIGATIONS TRUST II:
                      Municipal Obligations Fund
                     Institutional Capital Shares
                     Institutional Service Shares
                         Institutional Shares
                      Prime Cash Obligations Fund
                     Institutional Capital Shares
                     Institutional Service Shares
                         Institutional Shares
                     Prime Value Obligations Fund
                     Institutional Capital Shares
                     Institutional Service Shares
                         Institutional Shares
                          MONEY MARKET TRUST

          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT

                  MUNICIPAL SECURITIES INCOME TRUST:
              Federated California Municipal Income Fund
                            Class F Shares
            Federated Michigan IntermediateMunicipal Trust
               Federated New York Municipal Income Fund
                            Class F Shares
                 Federated Ohio Municipal Income Fund
                            Class F Shares
             Federated Pennsylvania Municipal Income Fund
                            Class A Shares
                            Class B Shares
                      TAX-FREE INSTRUMENTS TRUST
                     Institutional Service Shares
                           Investment Shares
                  TRUST FOR GOVERNMENT CASH RESERVES
            TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES
                  TRUST FOR U.S. TREASURY OBLIGATIONS
          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT
                    WORLD INVESTMENT SERIES, INC.:
                  Federated Asia Pacific Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                    Federated Emerging Markets Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                    Federated European Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares



          AMENDED AND RESTATED SHAREHOLDER SERVICES AGREEMENT

                  Federated International Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
               Federated International High Income Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
              Federated International Small Company Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                 Federated Latin American Growth Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                     Federated World Utility Fund
                            Class A Shares
                            Class B Shares
                            Class C Shares
                            Class F Shares